ASSET MANAGEMENT FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  MARCH 1, 2005
                AS SUPPLEMENTED APRIL 1, 2005 AND AUGUST 10, 2005


                                MONEY MARKET FUND
                            ULTRA SHORT MORTGAGE FUND
                                ULTRA SHORT FUND
                           SHORT U.S. GOVERNMENT FUND
                           INTERMEDIATE MORTGAGE FUND
                          U.S. GOVERNMENT MORTGAGE FUND


           230 WEST MONROE STREET, SUITE 2810, CHICAGO, ILLINOIS 60606

         The Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund ("Short U.S. Fund"), the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund (each, a "Fund" and collectively, the "Funds") are each a portfolio of Asset Management Fund (the "Trust"), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust's other series.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectuses, dated March 1, 2005, as supplemented June 8, 2005 (the "Prospectuses"), a copy of which may be obtained from the Trust at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606.

         The financial statements, notes and report of the Trust's independent registered public accounting firm pertaining to these funds which appear in the Trust's 2004 Annual Report to Shareholders are incorporated herein by reference. The Trust's 2004 Annual Report is available, without charge, upon request by calling 1-800-527-3713.

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                                TABLE OF CONTENTS

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Trust History....................................................................................................1
The Funds' Objectives and Investment Policies....................................................................1
Investment Restrictions.........................................................................................12
Purchase and Redemption of Shares...............................................................................18
Management of the Trust.........................................................................................18
Investment Adviser..............................................................................................29
Distributor.....................................................................................................33
Fund Services...................................................................................................36
Custodian.......................................................................................................37
Determination of Net Asset Value................................................................................37
Federal Income Taxes............................................................................................38
Fund Transactions...............................................................................................41
Disclosure of Information Regarding Portfolio Holdings..........................................................41
Organization and Description of Shares..........................................................................42
Counsel and Independent Registered Public Accounting Firm.......................................................42
General Information.............................................................................................43
Financial Statements............................................................................................43
Appendix A.....................................................................................................A-1
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         Capitalized terms not defined in this Statement of Additional
Information and defined in the Prospectuses shall have the meanings defined in the Prospectuses. The term Mortgage Securities Funds refers to the Ultra Short
Mortgage Fund (which prior to August 10, 2005 was called the Adjustable Rate
Mortgage (ARM) Fund), the Intermediate Mortgage Fund and the U.S. Government
Mortgage Fund.

                                 TRUST HISTORY

         Asset Management Fund (the "Trust") is a Delaware statutory trust operating under an Amended and Restated Declaration of Trust dated August 10, 2005. The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds are diversified.

                 THE FUNDS' OBJECTIVES AND INVESTMENT POLICIES

         Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectuses, each Fund, except the Ultra Short Fund, limits its investments and investment techniques so as to qualify for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations. Under the policies adopted by the Board of Trustees, permissible investments for the Funds include those described in the Prospectuses, together with the following, as long as principal and interest on such investments are not in default:

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, under which it may acquire obligations of the U.S. government or other obligations that are not subject to any investment limitation on the part of national banks for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. If the seller defaults on its obligation to repurchase from the Fund the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund will always receive as collateral U.S. government securities or other securities that are not subject to any investment limitation on the part of national banks whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust's custodian. No Fund will enter into any repurchase agreements maturing in more than 60 days.

         FDIC INSURED INSTITUTIONS. Although each Fund's investment in certificates of deposit and other time deposits in an FDIC insured institution is insured to the extent of $100,000 by the FDIC, the Fund may invest more than $100,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

         The Money Market Fund will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution
(i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, may be purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of

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1940, as amended (the "1940 Act"), or (iii) if rated only by one NRSRO has a short-term debt obligation rating in the highest category by that NRSRO, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser.

         The Funds (except the Money Market Fund) will invest in deposits of an FDIC insured institution only if such institution or a security issued by such institution (i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if no such ratings are available, is of comparable quality in the opinion of the Investment Adviser under the general supervision of the Board of Trustees.

         RELATIVE STABILITY OF PRINCIPAL. The Money Market Fund seeks to maintain its net asset value per share at $1.00 (although there is no assurance that the Money Market Fund will be able to do so on a continuous basis). The net asset value per share of the other Funds fluctuates. It is expected that over the long term the volatility of the other Funds will be low in relation to longer-term bond funds; however, there may be a loss of principal.

         ILLIQUID SECURITIES. Each Fund may invest up to 15% (except that the Money Market Fund is limited to 10%) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and for the Ultra Short Fund certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees).

         Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

         PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to a Fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.

         TEMPORARY DEFENSIVE STRATEGIES. For temporary or defensive purposes, each Fund, except the Money Market Fund, may invest up to 100% of its assets in debt securities issued by the U.S. Government or its agencies, including taxable securities and short-term money market securities, when the Investment Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

         U.S. GOVERNMENT OR AGENCY SECURITIES. Each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, Freddie Mac, Fannie Mae, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government

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securities are not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, such securities may be valued at less than the purchase price.

         Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. At the time each Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security it purchased. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust's custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations.

         To be announced ("TBA") mortgage securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

         VARIABLE AND FLOATING RATE SECURITIES. The Funds may purchase U.S. Government securities that have variable or floating rates of interest ("Variable Rate Securities"). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest paid on Variable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations. Each Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

         The Ultra Short Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The floater's coupon is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities.

         INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S.

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Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

         CORPORATE DEBT SECURITIES. The Ultra Short Fund's investments in U.S. dollar-denominated corporate debt securities are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Debt securities may be acquired with warrants attached. The Ultra Short Fund will not invest in illiquid corporate debt securities or convertible corporate debt securities that are convertible at the election of the issuer. Appendix A to this Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody's and S&P.

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         MUNICIPAL BONDS. The Ultra Short Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies or authorities. The municipal bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         Under the Internal Revenue Code, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

         Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in the Investment Adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of

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introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal bonds in the same manner.

         HEDGING STRATEGIES. The Ultra Short Fund may, but is not required to, use financial contracts for risk management. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by the Fund will succeed.

         Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by the Fund.

         (i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

         (ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

         (iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

         (iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

         (v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

         Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to

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closely track. In addition, the Fund's use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, after the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

         INVESTMENT IN OTHER INVESTMENT COMPANIES. The Ultra Short Fund may invest up to 10% of its assets in securities of other investment companies, such as open-end and closed-end management investment companies, or in pooled accounts or other investment vehicles that do not invest in foreign markets. As a shareholder of an investment company, the Ultra Short Fund may indirectly bear service and other fees that are in addition to the fees the Fund pays its service providers.

         Subject to the restrictions and limitations of the 1940 Act, the Ultra Short Fund may elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives, policies and limitations as the Ultra Short Fund.

         COVERED SHORT SALES. The Ultra Short Fund may make covered short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. A "short sale" is the sale by the Fund of a security that has been borrowed from a broker or other institution on the expectation that the market price will drop. If the price of the security drops, the Fund may replace the security sold short by purchasing the security in the open market at a lower price than at which it sold the security, resulting in a gain. If the price of the security rises, the Fund may have to replace the security by purchasing the security in the open market at a higher price than at which it sold the security, resulting in a loss. In a covered short sale, the Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) instructs the custodian to segregate cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

         The Fund may have to pay a fee to borrow the securities sold short and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In addition, the successful use of covered short sales may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         LOANS OF PORTFOLIO SECURITIES. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan.

MORTGAGE SECURITIES

         MORTGAGE-RELATED SECURITIES. Most mortgage-related securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

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         The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

         Mortgage-related securities may be classified into the following principal categories, according to the issuer or guarantor:

                  Government mortgage-related securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). FNMA is a U.S. government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-related securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

                  Private mortgage-related securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related mortgage-related securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private mortgage-related securities purchased by the Mortgage Securities Funds must be rated in one of the two highest rating categories by at least one NRSRO.

         FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which includes Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio.

         With respect to private mortgage-related securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and

(ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Mortgage Securities Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

         Each Mortgage Securities Fund may only invest in private mortgage-related securities to the extent the private mortgage-related securities are entitled to a 20% risk weighting under the capital adequacy guidelines of the Office of Thrift Supervision ("OTS") and Office of the Comptroller of the Currency ("OCC").

         Commercial mortgage-backed securities, in which only the Ultra Short Fund may invest, include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities.

         If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

         ADJUSTABLE RATE MORTGAGE SECURITIES. The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities ("ARMS") in which the Mortgage Securities Funds invest generally will help to reduce sharp changes in each Fund's net asset value in response to normal interest rate fluctuations to the extent that each Fund is invested in ARMS. As the interest rates on the mortgages underlying a Fund's investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

         In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Funds generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. As a result, the Mortgage Securities Funds will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

         The interest rates paid on the mortgages underlying the ARMS in which the Mortgage Securities Funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

         All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Funds. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

         MORTGAGE DOLLAR ROLLS. The Ultra Short Fund may enter into mortgage dollar rolls. A mortgage dollar roll is a transaction in which the Fund sells a mortgage-backed security to a broker or other financial institution and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (i) the price received for the securities sold and (ii) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

         Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

         CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as REMICs typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Funds will not invest in any class with residual characteristics. In addition, each Fund limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one NRSRO.

         PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

         The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under "General Information" in this Statement of Additional Information. In addition to these investment restrictions, the investment objective of each Fund is fundamental and cannot be changed without the approval of that Fund's shareholders.

         Each Fund (except the Ultra Short Fund) shall:

         (1) Limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

         Each Fund may not:

         (1) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (2) Act as an underwriter of securities, except to the extent that the Trust may be deemed to be an "underwriter" in connection with the purchase of securities for the Fund directly from an issuer or an underwriter thereof.

         (3) Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

         The Money Market Fund, Short U.S. Government Fund and U.S. Government Mortgage Fund each may not:

         (1) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

         The Money Market Fund and Short U.S. Government Fund each may not:

         (1) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or mortgage, pledge or hypothecate its assets, except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph.

         (2) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks. (The Money Market Fund considers loans of federal funds to be cash equivalents and not securities for purposes of diversification.)

         (3) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Ultra Short Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 1/3 of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements, dollar rolls and similar techniques is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         The Ultra Short Mortgage Fund, Ultra Short Fund, Intermediate Mortgage Fund and U.S. Government Fund each may not:

         (1) Invest more than 25% of the value of the Fund's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

         The Ultra Short Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made.

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         The Intermediate Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on investments eligible for purchase by the Fund; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

         The U.S. Government Mortgage Fund may not:

         (1) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Fund's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Fund's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Fund's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Fund's net assets, such borrowings will be repaid before any investments are made. The Fund's ability to enter into reverse repurchase agreements is not restricted by this paragraph (1) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (1).

         (2) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Fund may write covered call options and purchase call or put options on securities in which the Fund may invest; or purchase or sell real estate, real estate mortgage loans (except that the Fund may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Fund or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Fund (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Fund's total assets, and (c) immediately thereafter, no more than 5% of the Fund's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.

NON-FUNDAMENTAL POLICIES

         The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may only be changed with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust's Board of Trustees without shareholder approval.

         The Funds have the following non-fundamental policies:

         All Funds each:

         (1) May not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         All the Funds except the Ultra Short Fund each:

         (1) Limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

         (2) Limit investments in bankers' acceptances to bankers' acceptances with maturities of ninety days or less issued by FDIC insured institutions that are eligible for investment without specific statutory limitation by national banks, federal savings associations and federal credit unions under current applicable federal regulations.

         (3) May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority.

         (4) Limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

         The Money Market Fund and Short U.S. Government Fund each:

         (1) May not invest in reverse repurchase agreements until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         The Ultra Short Fund:

         (1) May not invest in foreign securities that are not U.S. dollar denominated.

         (2) May only invest in liquid corporate debt securities and may not invest more than 30% of its total assets in corporate debt securities. In addition, the Fund may not invest in convertible corporate debt securities that are exercisable at the option of the issuer.

         The Short U.S. Government Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The Ultra Short Mortgage Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund each:

         (1) Each Fund invests primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Fund expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Fund will not purchase any investments having a risk-based weighting for banks in excess of 20% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Fund limits its investments to those permissible without specific statutory limitation for federal savings associations, national banks and federal credit unions under current applicable federal regulations.

         The Ultra Short Mortgage Fund:

         (1) May not invest in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified.

         The Ultra Short Mortgage Fund and Intermediate Mortgage Fund:

         (1) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mortgage investments and related instruments. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

         The U.S. Government Mortgage Fund:

         (1) May not invest in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation.

         (2) May not loan federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

         (3) Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in mortgage-related investments issued or guaranteed by the U.S. Government or issued or guaranteed by U.S. Government agencies or instrumentalities. In addition to Board approval, change of this non-fundamental policy requires 60 days' prior notice to shareholders as required by Rule 35d-1 under the Investment Company Act of 1940.

                        PURCHASE AND REDEMPTION OF SHARES

         Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds' behalf.

         A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor's account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund's shares.

         The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings (i.e., New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by the Fund of securities held by each Fund is not reasonably practicable, or (ii) is not reasonably practicable for the Fund to determine the value of the Fund's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Trustees' responsibilities include reviewing the actions of the investment adviser, distributor and administrator.

TRUSTEES AND OFFICERS

         Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk. The fund complex consists of the six Funds in the Trust and the AMF Large Cap Equity Institutional Fund, Inc.

                                   POSITION(S) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
-----------------------------   ----------------------  -----------------------------------------    -------------

INDEPENDENT TRUSTEES

Richard M. Amis                 Trustee since 1997.     President, First Federal Community Bank             6
(11/1/50)                       Indefinite Term of      since 1984; Director, First Financial
630 Clarksville Street          Office                  Trust Company since 1993; and Chairman,
Paris, TX  75460                                        Texas Savings and Community Bankers
                                                        Association from  1997 to 1998.

David F. Holland                Trustee since 1993      Retired; Chairman of the Board, Chief               6
(11/3/41)                       and from 1988 to        Executive Officer and President,
17 Ledgewood Circle             1989. Indefinite Term   BostonFed Bancorp Inc. from 1995 to
Topsfield, MA  01983            of Office               2005; Chairman of the Board from 1989 to
                                                        2005 and Chief Executive Officer
                                                        from 1986 to 2005, Boston Federal
                                                        Savings Bank; Chairman of the
                                                        Board, Broadway National Bank from
                                                        1997 to 2003; Director, Federal
                                                        Home Loan Bank of Boston from 1989
                                                        to 1994 and from 1998 to 2003;
                                                        Chairman, America's Community
                                                        Banking Partners, Inc. from 1995 to
                                                        1997; Director, ACB Investment
                                                        Services, Inc. from 1995 to 1997;
                                                        Director, M.S.B. Fund, Inc. from
                                                        1997 to 2003; Director, NYCE
                                                        Corporation from 1995 to 2001;
                                                        Director from 1990 to 1995 and
                                                        Chairman from 1993 to 1994,
                                                        America's Community Bankers; Member
                                                        from 1995 to 1997 and President in
                                                        1997, Thrift Institution Advisory
                                                        Council; and Director, New England
                                                        College of Finance since 1999.

                                   POSITION(S) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
-----------------------------   ----------------------  -----------------------------------------    -------------

Gerald J. Levy                  Vice Chairman of the    Chairman since 1984 and Director since              6
(3/31/32)                       Board since 1997 and    1963, Guaranty Bank (from 1959 to 1984,
4000 W. Brown Deer Road         Trustee since 1982.     he held a series of officer's
Milwaukee, WI 53209             Indefinite Term of      positions, including President);
                                Office                  Chairman, United States League of
                                                        Savings Institutions in 1986; Director,
                                                        FISERV, Inc. since 1986; Director,
                                                        Republic Mortgage Insurance Company
                                                        since 1995; Director, Guaranty
                                                        Financial since 1992; Director, Federal
                                                        Asset Disposition Association from 1986
                                                        to 1989; Director and Vice Chairman,
                                                        Federal Home Loan Bank of Chicago since
                                                        2005 and from 1978 to 1982; and member
                                                        of Advisory Committee, Federal Home
                                                        Loan Mortgage Corporation and Federal
                                                        National Mortgage Corporation from 1986
                                                        to 1987.

William A. McKenna, Jr.         Trustee since 2002.     Chairman Emeritus and Trustee since                 7
(12/26/36)                      Indefinite Term of      2004, Chairman of the Board and Chief
71-02 Forest Avenue             Office                  Executive Officer from 1992 to 2004 and
Ridgewood, NY 11385                                     President from 1985 to 2001, Ridgewood
                                                        Savings Bank; Director, RSGroup Trust
                                                        Company since 2004; Director,
                                                        Retirement System Group, Inc. since
                                                        1998; Trustee, Irish Educational
                                                        Development Foundation, Inc. since
                                                        2003; Trustee, The Catholic University
                                                        of America since 2002; Trustee, RSI
                                                        Retirement Trust since 1998; Trustee,
                                                        St. Joseph's College since 1987;
                                                        Director, St. Vincent's Services since
                                                        1986; Director, Boys Hope Girls Hope
                                                        since 1979; Director, Calvary Hospital
                                                        Fund since 2000; Director, St. Aloysius
                                                        School since 2004; Director, American
                                                        Institute of Certified Public
                                                        Accountants since 2004; Director, AMF
                                                        Large Cap Equity Institutional Fund,
                                                        Inc.  since 1989; and Director, M.S.B.
                                                        Fund, Inc. from 1988 to 2003.

                                   POSITION(S) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
-----------------------------   ----------------------  -----------------------------------------    -------------

Christopher M. Owen             Trustee since 2005.     President and Chief Executive Officer               6
(4/22/47)                       Indefinite Term of      since 1995 and Chief Financial Officer
5615 Chesbro Avenue             Office                  and Senior Vice President of Operations
San Jose, CA 95123                                      from 1991 to 1995, Meriwest Credit
                                                        Union; Director, Meriwest Mortgage, LLC
                                                        since 1993; Vice President, Manager -
                                                        Financial Markets Group, Westpac Banking
                                                        Corporation from 1983 to 1991.

Maria F. Ramirez                Trustee since 2005.     President and Chief Executive Officer,              6
(1/1/48)                        Indefinite Term of      Maria Fiorini Ramirez, Inc. (global
One Liberty Plaza               Office                  economic and financial consulting firm)
46th Floor                                              since 1992; Director, Independence
New York, NY 10006                                      Community Bank since 2000; Director,
                                                        Statewide Savings Bank, SLA from 1989 to
                                                        2000; Director, Schroder Hedge Funds Bermuda
                                                        since January 2004; Trustee, Pace University
                                                        since 2000 and Member of Pace's Lubin School
                                                        of Business Advisory Board since 1997;
                                                        Trustee, Notre Dame High School since 2001;
                                                        and Trustee, Big Brother and Big Sister N.J.
                                                        since 2003.

                                   POSITION(S) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
-----------------------------   ----------------------  -----------------------------------------    -------------

INTERESTED TRUSTEES

Rodger D. Shay *+ (9/26/36)     Chairman of the Board   Chairman and Director, Shay Investment              6
1000 Brickell Avenue            since 1997, Trustee     Services, Inc., Shay Financial
Miami, FL  33131                since 1993 and          Services, Inc. and Shay Assets
                                Trustee from 1985 to    Management, Inc. since 1997; President,
                                1990.  Indefinite       Chief Executive Officer and Member of
                                Term of Office          the Managing Board, Shay Assets
                                                        Management Co. from 1990 to 1997;
                                                        Director, Horizon Bank, FSB since 1999
                                                        and Chairman from 1999 to 2002;
                                                        President, U.S. League Securities, Inc.
                                                        from 1986 to 1992 and Director from
                                                        1986 to 1991; Vice President, AMF Large
                                                        Cap Equity Institutional Fund, Inc.
                                                        since 1995; Vice President, M.S.B.
                                                        Fund, Inc. from 1995 to 2003 and
                                                        Director from 2001 to 2003; Director,
                                                        First Home Savings Bank, S.L.A. from
                                                        1990 to 1998; President, Bolton Shay
                                                        and Company and Director and officer of
                                                        its affiliates from 1981 to 1985; and
                                                        employed by certain subsidiaries of
                                                        Merrill Lynch & Co. from 1955 to 1981
                                                        (where he served in various executive
                                                        positions including Chairman of the
                                                        Board, Merrill Lynch Government
                                                        Securities, Inc.; and Managing
                                                        Director, Debt Trading Division of
                                                        Merrill Lynch, Pierce, Fenner & Smith
                                                        Inc.).

Rodger D. Shay, Jr.* +          Trustee since 2002.     President and Chief Executive Officer,              6
(9/16/59)                       Indefinite Term of      Shay Financial Services, Inc. since
1000 Brickell Avenue            Office                  1997; Senior Vice President, Shay
Miami, FL 33131                                         Assets Management, Inc. since 1997;
                                                        Director, Family Financial Holdings, LLC
                                                        since 2000; Director, First Financial Bank
                                                        and Trust since 2003; and Director, First
                                                        Federal Savings and Loan of Memphis from
                                                        1989 to 1991.

* This Trustee is an "interested person" of the Trust under the 1940 Act because he holds certain positions with the Trust's Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust's Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.

+ Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

                                   POSITION(S) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
-----------------------------   ----------------------  -----------------------------------------    -------------

OFFICERS

Edward E. Sammons, Jr.          President since 1998.   President, Shay Assets Management, Inc.             7
(12/29/39)                      Term of Office          since 1997; Executive Vice President
230 West Monroe Street          Expires 2005            and member of the Managing Board, Shay
Suite 2810                                              Assets Management Co. from 1990 to
Chicago, IL  60606                                      1997; Executive Vice President and
                                                        member of the Managing Board, Shay
                                                        Financial Services, Co. from 1990 to
                                                        1997; Vice President and Secretary, AMF
                                                        Large Cap Equity Institutional Fund,
                                                        Inc. since 1995; and Vice President and
                                                        Secretary, M.S.B. Fund, Inc. from 1995
                                                        to 2003.

Robert T. Podraza               Vice President and      Vice President, Shay Investment                     6
(10/21/44)                      Assistant Treasurer     Services, Inc. since 1990; Vice
1000 Brickell Avenue            since 1998.             President and Chief Compliance Officer,
Miami, FL 33131                 Term of Office          Shay Financial Services, Inc. since
                                Expires 2005            1990 and 1997, respectively; Vice
                                                        President since 1990 and Chief
                                                        Compliance Officer from 1997 to 2004,
                                                        Shay Assets Management, Inc.; Chief
                                                        Compliance Officer, Shay Financial
                                                        Services Co. and Shay Assets Management
                                                        Co. from 1989 to 1997; and Director,
                                                        National Society of Compliance
                                                        Professionals from 1996 to 1999.

Trent M. Statczar               Treasurer since 2002.   Financial Services Vice President,                  7
(8/31/71)                       Term of Office          BISYS Investment Services since 2003;
3435 Stelzer Road               Expires 2005            Financial Services Director, BISYS
Columbus, OH  43219                                     Investment Services from 2000 to 2003;
                                                        Financial Services Manager, BISYS Investment
                                                        Services from 1998 to 2000; Financial
                                                        Services Associate Manager, BISYS Investment
                                                        Services from 1997 to 1998; Treasurer, AMF
                                                        Large Cap Equity Institutional Fund, Inc.
                                                        since 2002.

Daniel K. Ellenwood             Secretary since 1998.   Chief Compliance Officer since 2004,                6
(5/8/69)                        Term of Office          Operations/Compliance Officer from 2003
230 West Monroe Street          Expires 2005            to 2004, Operations Manager from 1997
Suite 2810                                              to 2003, Shay Assets Management, Inc.;
Chicago, IL  60606                                      Compliance Analyst, Shay Financial
                                                        Services, Inc. since 1996.

                                   POSITION(S) HELD
                                     WITH TRUST,                                                        NO. OF
                                    LENGTH OF TIME        PRINCIPAL OCCUPATION(S) DURING PAST        PORTFOLIOS IN
     NAME, BIRTHDATE AND              SERVED AND               FIVE YEARS, PRIOR RELEVANT            FUND COMPLEX
           ADDRESS                  TERM OF OFFICE         EXPERIENCE AND OTHER DIRECTORSHIPS          OVERSEEN
-----------------------------   ----------------------  -----------------------------------------    -------------

Frederick J. Schmidt            Chief Compliance        Senior Vice President and Chief                     7
(7/10/59)                       Officer since 2004.     Compliance Officer, CCO Services of
90 Park Avenue                  Term of Office          BISYS Fund Services since 2004; Chief
10th Floor                      Expires 2005            Compliance Officer of four other
New York, NY  10016                                     investment companies or fund complexes
                                                        that CCO Services of BISYS Fund Services
                                                        provides compliance services since 2004;
                                                        President, FJS Associates (regulatory
                                                        consulting firm) from 2002 to 2004; Vice
                                                        President, Credit Agricole Asset Management,
                                                        U.S. from 1987 to 2002.

Christine A. Cwik               Assistant Secretary     Executive Secretary, Shay Assets                    6
(8/11/49)                       since 1999.             Management, Inc. since 1999; and
230 West Monroe Street          Term of Office          Executive Secretary, Shay Investment
Suite 2810                      Expires 2005            Services, Inc. from 1997 to 1999.
Chicago, IL  60606

Alaina V. Metz                  Assistant Secretary     Vice President, BISYS Fund Services                 7
(4/7/67)                        since 1999 and          since 2002; Chief Administrative
3435 Stelzer Road               Assistant Treasurer     Officer, BISYS Fund Services from 1995
Columbus, OH  43219             since 2002.             to 2002; Assistant Secretary and
                                Term of Office          Assistant Treasurer, AMF Large Cap
                                Expires 2005            Equity Institutional Fund, Inc. since
                                                        1999 and 2002, respectively.

         The following table sets forth the compensation earned by Trustees from the Trust and the fund complex for the fiscal year ended October 31, 2004:

                                                            PENSION OR            ESTIMATED
                                                            RETIREMENT              ANNUAL                TOTAL
                                     AGGREGATE           BENEFITS ACCRUED          BENEFITS           COMPENSATION
                                 COMPENSATION FROM       AS PART OF TRUST            UPON            FROM TRUST AND
          TRUSTEE                  THE TRUST(1)              EXPENSES             RETIREMENT          FUND COMPLEX
----------------------------     -----------------       ----------------         ----------         --------------

INDEPENDENT TRUSTEES
Richard M. Amis                     $ 20,500                     $ 0                 $ 0                $ 20,500
Arthur G. DeRusso(2)                  17,500                       0                   0                  17,500
David F. Holland                      20,500                       0                   0                  20,500
Gerald J. Levy                        20,500                       0                   0                  20,500
William A. McKenna, Jr.               20,500                       0                   0                  20,500
Christopher M. Owen                    N/A(3)                  N/A(3)              N/A(3)                  N/A(3)
Maria F. Ramirez                       N/A(3)                  N/A(3)              N/A(3)                  N/A(3)
INTERESTED TRUSTEES
Rodger D. Shay                             0                       0                   0                       0
Rodger D. Shay, Jr.                        0                       0                   0                       0

------------------
(1) Does not include compensation for two telephonic special meetings held during the fiscal year ended October 31, 2004.
(2) Mr. DeRusso retired from the Board of Trustees April 24, 2005 and is no longer a Trustee of the Trust.
(3) Mr. Owen and Ms. Ramirez were elected to the Board of Trustees on April 25, 2005 and were not Trustees during the fiscal year ended October 31, 2004.

         The Independent Trustees receive an annual retainer of $10,000. The board and committee meeting attendance fee is $1,500 for each in-person meeting and $500 for each telephonic meeting. During the Trust's last fiscal year, the Board held four regular in-person meetings and two telephonic special meetings.

         The Board of Trustees has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee met three times during the Trust's last fiscal year. The Nominating and Governance Committee met once during the Trust's last fiscal year.

         The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accountant. The members of the Audit Committee are David F. Holland, Chair, Richard M. Amis, Gerald J. Levy, William A. McKenna, Jr., Christopher M. Owen and Maria F. Ramirez.

         The Nominating and Governance Committee is responsible for selection and nomination for election or appointment to the Board of the Independent Trustees. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. Suggestions and other correspondence should be sent in writing to Daniel K. Ellenwood, Secretary, Asset Management Fund, 230
W. Monroe Street, Suite 2810, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Richard M. Amis, Chair, David F. Holland, Gerald J. Levy, William A. McKenna, Jr., Christopher M. Owen and Maria F. Ramirez.

         The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004:


                                         DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
-----------------------------------------------------------------------------------------------------------------------

                                                                                                    AGGREGATE DOLLAR
                                                                                                    RANGE OF EQUITY
                                                                                                    SECURITIES IN ALL
                                                                                                  REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN
                                          ULTRA                                           U.S.         BY TRUSTEE
                            MONEY         SHORT       ULTRA       SHORT   INTERMEDIATE GOVERNMENT       IN FAMILY
                            MARKET      MORTGAGE      SHORT       U.S.      MORTGAGE    MORTGAGE      OF INVESTMENT
        TRUSTEE              FUND         FUND        FUND        FUND        FUND        FUND          COMPANIES
-----------------------   ----------- ------------ ---------- ----------- ------------ ---------- ---------------------

INDEPENDENT TRUSTEES
                             over         over                    over
Richard M. Amis........   $100,000(1)  $100,000(1)     $0     $100,000(1)      $0          $0          over $100,000

                                          over        over        over        over
David F. Holland.......        0        100,000(2) 100,000(2)  100,000(2)  100,000(2)       0          over 100,000

                                                    10,001
Gerald J. Levy.........        0            0      - 50,000        0            0           0        10,001 - 50,000

                                        10,001 -
William A. McKenna.....        0         50,000        0           0            0           0        10,001 - 50,000

                                          over
Christopher M. Owen....        0        100,000(3)     0           0            0           0          over 100,000

Maria F. Ramirez.......        0            0          0           0            0           0               0

INTERESTED TRUSTEES

                                                                  over
Rodger D. Shay.........        0            0          0       100,000          0           0          over 100,000

                              1 -         over
Rodger D. Shay, Jr.....     10,000      100,000        0           0            0           0          over 100,000

------------------
(1) Mr. Amis had through an institution he serves as an officer shared voting and investment power over 107,647.48 Class I shares of the Money Market Fund, 1,404,946.22 shares of the Ultra Short Mortgage Fund and 246,196.51 shares of the Short U.S. Fund and disclaims beneficial ownership of those shares.
(2) As of December 31, 2004, Mr. Holland had through institutions he served as an officer shared voting and investment power over 1,782,187.16 shares of the Ultra Short Mortgage Fund, 1,754,791.06 shares of the Ultra Short Fund, 122,420.02 shares of the Short U.S. Fund and 371,956.96 shares of the Intermediate Mortgage Fund. However, Mr. Holland has since retired as an officer from those institutions and no longer has shared voting and investment power and disclaims beneficial ownership of those shares.
(3) Mr. Owen had through an institution he serves as an officer shared voting and investment power over 1,835,740.84 shares of the Ultra Short Mortgage Fund and disclaims beneficial ownership of those shares.

         As of December 31, 2004, the officers and Trustees of the Trust as a group directly owned less than 1% of the shares of each Fund (including each class of the Money Market Fund). As of December 31, 2004, institutions owned by Shay Investment Services, Inc., a closely held corporation majority owned by Messrs. Shay and Shay, Jr., held 510,576.27 Class I shares of the Money Market Fund, 581,362.02 shares of the Ultra Short Mortgage Fund, 76,721.43 shares of the Ultra Short Fund and 14,319.07 shares of the Short U.S. Fund. Messrs. Shay and Shay, Jr. do not have voting and/or investment power over those shares.

         No Independent Trustee owns beneficially or of record, any security of Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Shay Assets Management, Inc., Shay Financial Services, Inc., or Shay Investment Services Inc.

         The following table provides certain information at February 1, 2005 with respect to persons known to the Trust to be beneficial and record owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Funds:

                                                                                            PERCENT OF FUND'S
                                                                            NUMBER OF          OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                    FUND                 SHARES           COMMON SHARES
-------------------------------------------     ---------------------     -------------     -----------------
Umpqua Bank
P.O. Box 1820                                   Intermediate Mortgage     4,076,001.587           13.20%
Roseburg, OR  97470                                      Fund

BankUnited FSB
7815 NW 148th Street                            Intermediate Mortgage     2,876,486.648            9.31%
Miami Lakes, FL  33016                                   Fund

Northwest Savings Bank
Second at Liberty Avenue                        Intermediate Mortgage     2,158,146.893            6.99%
P.O. Box 128                                             Fund
Warren, PA  16365

The Citizens Bank
500 West Broadway                               Intermediate Mortgage     2,048,663.512            6.63%
Farmington, NM  87401                                    Fund

First Carolina Corporate Credit Union
P.O. Box 49379                                  Intermediate Mortgage     2,048,131.616            6.63%
Attn: Fred Eisel                                         Fund
Greensboro, NC 27419

Polonia Bank
Attn:  Paul D. Rutkowski                        Intermediate Mortgage     1,832,120.560            5.93%
3993 Huntingdon Pike                                     Fund
Huntingdon Valley, PA 19006

The Citizens Bank FBO
521 Main Street                                   Money Market Fund       8,717,868.850           42.07%
Philadelphia, MS 39350                              Class D Shares

BISYS Fund Services Inc.
FBO Total Plus Sweep Customers                    Money Market Fund       7,075,947.000           34.15%
3435 Stelzer Road                                   Class D Shares
Columbus, OH 43219

Lincoln Bank
1121 East Main Street                             Money Market Fund       3,676,422.020           17.74%
Plainfield, IN 46168                                Class D Shares

                                       27

Mesirow Financial Inc.
350 North Clark Street                            Money Market Fund       7,095,485.460           21.23%
Chicago, IL 60610-4796                              Class I Shares

Enfield Federal Savings & Loan
Attn:  David J. O'Connor - President              Money Market Fund       5,711,637.010           17.09%
P.O. Box 1279                                       Class I Shares
Enfield, CT  06083

Mercer Savings Bank
P.O. Box 227  T                                   Money Market Fund       3,756,043.450           11.24%
Celina, OH  45822                                   Class I Shares

Community Bank Of Tri-County
P.O. Box 38                                       Money Market Fund       2,124,402.200            6.36%
Attn: David Vaira                                   Class I Shares
Waldorf, MD 20604

Union Bank
P.O. Box 85484                                    Money Market Fund       2,000,476.000            5.98%
San Diego, CA 92186-5484                            Class I Shares

Franklin Federal Savings and Loan Association
4501 Cox Road                                   Short U.S. Government     1,497,436.906           10.69%
Glen Allen, VA  23060                                    Fund

Flushing Savings Bank FSB
144-51 Northern Blvd.                           Short U.S. Government     1,031,853.941            7.36%
Flushing, NY 11354                                       Fund

El Dorado Savings Bank
4040 El Dorado Road                             Short U.S. Government       936,680.768            6.68%
Placerville, CA 95667-8238                               Fund

First Carolina Corporate Credit Union
P.O. Box 49379                                  Short U.S. Government       925,917.691            6.61%
Attn: Fred Eisel                                         Fund
Greensboro, NC 27419

Canton Institution for Savings
Attn: John W. Wigmore                           Short U.S. Government       847,884.539            6.05%
P.O. Box 282                                             Fund
Canton, MA 02021

First Federal Savings & Loan
Association of Lincolnton                       Short U.S. Government       844,126.166            6.02%
320 E. Main Street                                       Fund
Attn: CD Stroup Jr.
Lincolnton, NC 28092

                                       28

First Keystone Federal
22 W. State Street                              Short U.S. Government       838,095.819            5.98%
Attn: Rose M Dimarco                                     Fund
Media, PA 19063

Eastern Federal Bank
257 Main Street                                 Short U.S. Government       760,824.473            5.43%
P.O. Box 709                                             Fund
Attn: Treasurer
Norwich, CT 06360

Watertown Savings Bank
60 Main Street                                     Ultra Short Fund       7,017,850.065           26.00%
Watertown, MA 02472

Florence Savings Bank
85 Main Street                                     Ultra Short Fund       1,905,058.692            7.06%
Florence, MA 01062

BankUnited FSB
7815 NW 148th Street                               U.S. Government        3,477,289.065           21.49%
Miami Lakes, FL 33016                               Mortgage Fund

Baltimore County Savings Bank
4111 E. Joppa Road, Suite 300                      U.S. Government        2,008,710.259           12.41%
Baltimore, MD 21236                                 Mortgage Fund

First Federal Bank FSB
109 E. Depot                                       U.S. Government        1,743,378.498           10.77%
P.O. Box 256                                        Mortgage Fund
Colchester, IL 62326

Canton Institution for Savings
Attn: John W. Wigmore                              U.S. Government        1,184,952.193            7.32%
P.O. Box 282                                        Mortgage Fund
Canton, MA 02021

Skowhegan Savings Bank
P.O. Box 250                                       U.S. Government          932,688.265            5.76%
Skowhegan, ME 04976                                 Mortgage Fund


         BISYS Fund Services Inc., FBO Total Plus Sweep Customers, 3435 Stelzer Rd., Columbus, OH 43219 is the holder of record only of the Money Market Fund Class D shares listed above that are held for the benefit of Total Plus Sweep Customers.

                               INVESTMENT ADVISER

         The investment adviser of the Trust since December 8, 1997 is Shay Assets Management, Inc. (the "Investment Adviser"), a Florida corporation, with its principal office at 230 West Monroe Street, Suite 2810, Chicago, Illinois 60606. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of Shay Investment

Services, Inc., a closely held corporation majority owned by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees. As a result of the foregoing, Rodger D. Shay and Rodger D. Shay, Jr. are considered interested persons of the Trust. The Investment Adviser also serves as sub-adviser to the John Hancock Large Cap Select Fund, RSI Retirement Trust Actively Managed Bond Fund, RSI Retirement Trust Intermediate-Term Bond Fund and RSI Retirement Trust Value Equity Fund.

         The Investment Advisory Agreement between the Funds (other than the Ultra Short Fund) and the Investment Adviser (the "Advisory Agreement") continues from year to year, subject to termination by the Fund or the Investment Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund or by the Board of Trustees. The separate Investment Advisory Agreement between the Ultra Short Fund and the Investment Adviser (the "Ultra Short Advisory Agreement" and together with the Advisory Agreement, the "Advisory Agreements") continues from year to year thereafter, in the same manner as the Advisory Agreement subject to the continuation provisions described above. The Advisory Agreements must also be approved annually by the vote of a majority of the Trustees who are not parties to each Advisory Agreement or "interested persons" of any party thereto. All Trustees' votes must be cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreements have been approved by the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees, including a majority of the Independent Trustees, determined that the Advisory Agreements are in the best interests of the Trust. The Independent Trustees met separately from the "interested" Trustees of the Trust and officers or employees of the Investment Adviser or its affiliates to consider continuance of the Advisory Agreements and were assisted by legal counsel in making their determination.

         In evaluating the Advisory Agreements, the Board of Trustees reviewed materials furnished by the Investment Adviser, including information regarding:
(1) the nature, extent and quality of the services provided to the Funds, including information on both the short-term and long-term investment performance of each Fund and comparisons to a peer group of funds and an appropriate index, as well as information regarding the personnel involved in the investment process; (2) the advisory fees charged and total expense ratios of the Funds compared to a peer group of funds; and (3) the Investment Adviser's financial condition and the profitability to the Investment Adviser of its relationship with the Funds.

         In considering the Advisory Agreements, the Board of Trustees considered, among other factors, the services provided by the Investment Adviser, the Funds' fees and expense ratios as compared to similar funds, fees waived by the Investment Adviser, breakpoints in the Investment Adviser's fees and economies of scale. The Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. Based upon its evaluation of all material factors, the Board of Trustees, including a majority of the Independent Trustees, determined that continuation of the Advisory Agreements will enable the Trust to continue to obtain high quality investment management services at a reasonable cost and determined that the Advisory Agreements should be approved for continuance.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Money Market Fund pays the Investment Adviser a fee, payable monthly, computed as follows with respect to the Money Market
Fund: 0.15% per annum of the average daily net assets of the Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Advisory Agreement) to daily net assets with respect to the Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of the

Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Fund. Effective June 25, 2003, the Investment Adviser is voluntarily waiving its entire fee. This voluntary waiver agreement may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Ultra Short Mortgage Fund pays the Investment Adviser a fee, payable monthly, based on an annual percentage of the average daily net assets of the Fund as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Investment Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2004, the Investment Adviser voluntarily waived 0.18% of its fee so that the Fund paid the Investment Adviser a fee of 0.25% of its average daily net assets. The Investment Adviser is expected to continue voluntarily waiving a portion of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets, but this voluntary waiver agreement may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Ultra Short Advisory Agreement, the Ultra Short Fund pays the Investment Adviser a fee, payable monthly, equal to 0.45% per annum of the average daily net assets of the Fund; provided, however, that the Investment Adviser is currently voluntarily waiving 0.20% of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. The voluntary waiver may be terminated at any time by the Investment Adviser.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund pays the Investment Adviser a fee, payable monthly, computed as follows: 0.25% per annum of the average daily net assets of the Fund up to and including $500 million; 0.175% per annum of the next $500 million of such net assets; 0.125% per annum of the next $500 million of such assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced, but not below zero, by an amount equal to the Excess Expense of such Fund.

         As compensation for the services rendered by the Investment Adviser under the Advisory Agreement, the Intermediate Mortgage Fund pays the Investment Adviser a fee, payable monthly at the rate of 0.35% per annum of the average daily net assets of the Fund up to and including $500 million; 0.275% per annum of the next $500 million of such net assets; 0.20% per annum of the next $500 million of such net assets; and 0.10% per annum of such net assets over $1.5 billion. The Advisory Agreement provides that in the event the daily ratio of Expenses (as defined in the Agreement) to daily net assets with respect to a Fund on any day exceeds 0.75% (such expenses hereinafter called the "Excess Expense" of such Fund), the compensation due to the Investment Adviser for that day shall be reduced but not below zero, by an amount equal to the Excess Expense of such Fund. The Investment Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Fund. The Investment Adviser is currently voluntarily waiving 0.10% of its fee so that the Fund pays a management fee of 0.25% of its average daily net assets. This voluntary waiver agreement may be terminated at any time by the Investment Adviser.

                                                    INVESTMENT ADVISORY FEES PAID
                                                    FISCAL YEAR ENDED OCTOBER 31
                                        --------------------------------------------------------
               FUND                        2004                  2003                    2002
-------------------------------         ---------             ----------              ----------

Money Market...................                $0                $47,496                $87,808
Ultra Short Mortgage...........         9,576,505             11,209,186              6,717,820
Ultra Short....................           705,109                699,600                534,761
Short U.S. Government..........           460,905                525,010                450,870
Intermediate Mortgage..........           774,960                851,865                541,448
U.S. Government Mortgage.......           451,487                421,331                251,098

                                                  INVESTMENT ADVISORY FEES WAIVED
                                                    FISCAL YEAR ENDED OCTOBER 31
                                        --------------------------------------------------------
              FUND                         2004                   2003                   2002
-------------------------------         ---------             ----------              ----------

Money Market..................            $84,928                $34,301                     $0
Ultra Short Mortgage..........          6,790,692              7,441,857              5,374,315
Ultra Short...................            564,089                559,685                427,382
Intermediate Mortgage.........            309,980                340,743                216,577

         The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups ("organizations") whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization.

         The Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreements.

         The Advisory Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Fund on 60 days' written notice to the Investment Adviser, or by the Investment Adviser on 90 days' written notice to the Fund.

PORTFOLIO MANAGERS

         The portfolio managers responsible for the day-to-day management of the Funds' investments are Edward E. Sammons, Jr., Richard Blackburn, Jon P. Denfeld, David Petrosinelli and Kevin T. Blaser. The Investment Adviser currently only manages accounts of registered investment companies. As of October 31, 2004, the portfolio managers managed no accounts other than the Funds.

         Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund.

         Portfolio manager compensation consists of a base salary which is typically augmented by semi-annual subjective bonus payments based on periods ended June 30th and December 31st. During cycles of rapidly rising assets under management, aggregate annual bonus compensation may exceed base salary compensation. In periods of rapidly declining assets under management, the opposite may be true. Bonus incentives can also be affected by long term risk-adjusted return performance.

         The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of October 31, 2004:

                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
--------------------------------------------------------------------------------------------------------------------
                                            ULTRA
                              MONEY         SHORT          ULTRA        SHORT                               U.S.
                              MARKET       MORTGAGE        SHORT        U.S.         INTERMEDIATE        GOVERNMENT
   PORTFOLIO MANAGER           FUND          FUND          FUND         FUND        MORTGAGE FUND      MORTGAGE FUND
-----------------------       ------       --------        -----      --------      -------------      -------------

                                                                        over
Edward E. Sammons......        $0             $0            $0        $100,000           $0                 $0

Richard Blackburn......         0              0             0            0               0                  0

Jon P. Denfeld.........         0              0             0        10,001-
                                                                      50,000              0              1-10,000

David Petrosinelli.....         0              0             0            0               0                  0

Kevin T. Blaser........         0              0             0            0               0                  0

                                  DISTRIBUTOR

         Shay Financial Services, Inc. is a registered broker-dealer and the Funds' principal distributor (the "Distributor"). The Distributor, a Florida corporation, is a wholly owned subsidiary of Shay Investment Services, Inc., which is a closely held corporation majority owned by Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, and Rodger D. Shay, Jr., who is a member of the Board of Trustees and President of the Distributor. The Distributor is located at 230 W. Monroe Street, Suite 2810, Chicago, Illinois 60606-4902.

         As compensation for distribution services with regard to the Class I Shares of the Money Market Fund and the Short U.S. Government Fund, the Trust pays the Distributor a fee, payable monthly, with respect to those Funds at the rate of 0.15% per annum of the combined average daily net assets of both Funds up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Funds based on their relative average net assets. The Distributor waived its entire fee for the Class I Shares of the Money Market Fund for the fiscal year ended October 31, 2004. Effective November 1, 2004, the Distributor is voluntarily waiving 0.10% of its fee with respect to the Class I Shares of the Money Market Fund so that the Fund pays the Distributor a fee of 0.05% of the Fund's average daily net assets of the Class I Shares of the Money Market Fund. This voluntary waiver agreement may be terminated at any time by the Distributor. As compensation for distribution services with regard to the Class D Shares of the Money Market Fund, the Trust pays the Distributor a fee, payable monthly, with respect to the Class D Shares at the rate of 0.60% per annum of the daily net assets of the Class D Shares.

The Distributor is currently voluntarily waiving a portion of its fee so that Total Fund Operating Expenses of Class D Shares of the Money Market Fund do not exceed 0.75% of average daily net assets. This voluntary waiver may be terminated at any time by the Distributor.

         As compensation for distribution services, the Ultra Short Mortgage Fund pays the Distributor a fee, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund's average daily net assets. This voluntary waiver agreement may be terminated at any time by the Distributor.

         As compensation for distribution services, the Ultra Short Fund pays the Distributor a fee, payable monthly, with respect to the Fund at the rate of 0.25% per annum of the average daily net assets of the Fund. The Distributor may voluntarily elect to waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Fund. The Distributor is currently voluntarily waiving 0.10% of its fee so that the Fund pays the Distributor a fee of 0.15% of the Fund's average daily net assets. The voluntary waiver may be terminated by the Distributor at any time.

         As compensation for distribution services, each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund pays the Distributor a fee, payable monthly, at the rate of 0.15% per annum of the average daily net assets of each Fund up to and including $500 million; 0.125% per annum of the next $500 million of such net assets; 0.10% per annum of the next $500 million of such net assets; and 0.075% per annum of such net assets over $1.5 billion.

                                                       DISTRIBUTION FEES PAID
                                                    FISCAL YEAR ENDED OCTOBER 31
                                      ------------------------------------------------------
              FUND                       2004                  2003                   2002
-----------------------------         ---------             ---------              ---------

Money Market.................          $102,608              $100,287                $50,606
Ultra Short Mortgage.........         5,745,950             6,725,544              4,030,712
Ultra Short..................           423,069               419,762                320,858
Short U.S. Government........           276,545               315,008                270,523
Intermediate Mortgage........           464,980               511,121                324,870
U.S. Government Mortgage.....           270,895               252,800                150,659


                                                      DISTRIBUTION FEES WAIVED
                                                    FISCAL YEAR ENDED OCTOBER 31
                                      ------------------------------------------------------
              FUND                       2004                  2003                   2002
-----------------------------         ---------             ---------              ---------

Money Market.................           $74,667               $72,123                $84,276
Ultra Short Mortgage.........         3,830,560             4,483,642              2,687,108
Ultra Short..................           282,040               279,838                213,666

         The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

         The Trust has been informed by the Distributor that during its fiscal year ended October 31, 2004, of the fees received by the Distributor with respect to the Funds, the following expenditures were made:

                                                                  EMPLOYEE           STAFF            OTHER
                                                               COMPENSATION &       TRAVEL &      ADMINISTRATIVE
             FUND                 ADVERTISING     PRINTING          COSTS           EXPENSE          EXPENSE
-------------------------------   -----------     --------     --------------       --------      --------------

Money Market...................        $938          $484          $30,488           $2,961           $8,785
Ultra Short Mortgage...........      64,346        33,341        2,057,721          200,876          582,753
Ultra Short....................       4,644         2,392          151,629           14,702           43,918
Short U.S. Government..........       3,120         1,619           99,149            9,699           27,883
Intermediate Mortgage..........       5,170         2,672          166,770           16,234           47,680
U.S. Government Mortgage.......       3,025         1,565           97,136            9,469           27,637

         Shay Financial Services, Inc., the Funds' Distributor, and its affiliated persons, including Rodger D. Shay, who is a member of the Board of Trustees and Chairman of the Board of Trustees, Rodger D. Shay, Jr., who is a member of the Board of Trustees, Edward E. Sammons Jr., who is President of the Trust, Robert T. Podraza, who is Vice President and Assistant Treasurer of the Trust, and Daniel K. Ellenwood, who is Secretary of the Trust, have a direct or indirect financial interest in the operation of the Funds' Rule 12b-1 Plan and related Distribution Agreement. None of the Trustees who are not interested persons of the Trust have any direct or indirect financial interest in the operation of the Funds' Rule 12b-1 Plan and related Distribution Agreement.

         The Trust has appointed the Distributor to act as the principal distributor of the Fund's continuous offering of shares pursuant to a Distribution Agreement dated December 8, 1997 between the Trust and the Distributor (the "Distribution Agreement"). The initial term of the Distribution Agreement was completed as of March 1, 1999, and now continues in effect from year to year thereafter, subject to termination by the Trust or the Distributor as hereinafter provided, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement. In approving the Rule 12b-1 Plan, the Board of Trustees concluded in accordance with the requirements of Rule 12b-1 under the 1940 Act that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

         The Trust's Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the "disinterested" Trustees referred to above. The Rule 12b-1 Plan will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Trustees who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Fund on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Trust. Although the Distributor's fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor's overhead expenses.

         The Investment Adviser or Distributor, out of its own resources and without additional costs to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

         The Trust, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members and officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

         It is not anticipated that the Funds will invest in voting securities. In the event a Fund invests in voting securities, the Trust has delegated to the Investment Adviser the responsibility for voting the proxies related to such securities, subject to the Board of Trustee's oversight. It is the Investment Adviser's policy to vote proxies in a manner that is most economically beneficial to the Fund. When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser's Executive Committee determines the vote. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-527-3713 or on the SEC's website at http://www.sec.gov.

                                 FUND SERVICES

         BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, an Ohio corporation, is the Trust's current administrative agent (the "Administrator") with respect to each Fund. Pursuant to the terms of the administration agreement between the Trust and BISYS (the "Administration Agreement"), BISYS performs various administrative services for the Funds, including (i) assisting in supervising all aspects of the Funds' operations other than those assumed by the Investment Adviser, Distributor, custodian, fund accountant and transfer and dividend agent, (ii) providing each Fund with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Funds, (iii) maintaining each Fund's books and records, and (iv) preparing various filings, reports, statements and returns filed with governmental authorities or distributed to shareholders of each Fund.

         In addition, BISYS is the transfer and dividend agent for the Funds' shares. Pursuant to the terms of the transfer agency agreement between the Trust and BISYS (the "Transfer Agency Agreement"), BISYS provides various transfer agency services to the Funds, including (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

         BISYS also serves as the fund accountant for the Trust. Pursuant to the terms of the fund accounting agreement between the Trust and BISYS (the "Fund Accounting Agreement"), BISYS provides various fund accounting services to the Funds, which include (i) computing each Fund's net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund's dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.

         As compensation for the services rendered by BISYS under the Administration Agreement, Transfer Agency Agreement and Fund Accounting Agreement, the Trust pays BISYS a single fee, computed daily and payable monthly, with respect to each Fund at the rate of 0.03% per annum of the

Fund's average daily net assets up to and including $1 billion; 0.02% per annum of the next $1 billion of average daily net assets; and 0.01% per annum of each Fund's average daily net assets over $2 billion, with a minimum annual fee of $393,200 for all the Trust's six series taken together. If applicable, the minimum fee is allocated among the Trust's six series based on relative average daily net assets. Certain out of pocket expenses and miscellaneous service fees and charges are not included in the fee rates and minimum annual fee described above. BISYS is also entitled to receive a $15.00 per account per Fund annual processing fee.

                                               FUND SERVICES FEES PAID (FEES WAIVED)
                                                    FISCAL YEAR ENDED OCTOBER 31
                                           --------------------------------------------------
                FUND                        2004                2003                2002
---------------------------------          -------             -------        ---------------

Money Market.....................          $21,335             $19,177             $22,993
Ultra Short Mortgage.............          761,673             830,983             620,069
Ultra Short......................           93,504              96,618        62,919 (10,840)
Short U.S. Government............           58,794              65,534              58,614
Intermediate Mortgage............           96,716             106,092              67,971
U.S. Government Mortgage.........           55,965              52,450              31,843

         The Trust has also entered into a compliance services agreement with BISYS (the "Compliance Services Agreement"). Pursuant to the terms of the agreement, BISYS makes available an individual to serve as the Trust's chief compliance officer. The chief compliance officer is responsible for administering the Trust's compliance policies and procedures and annually reviewing the compliance policies and procedures of the Trust and the Trust's service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services rendered by BISYS under the Compliance Services Agreement, the Trust pays BISYS an annual fee of $100,000.

                                   CUSTODIAN

         The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, a Maryland corporation, is the custodian of the Funds' investments.

                        DETERMINATION OF NET ASSET VALUE

         With respect to the Money Market Fund, the Trust relies on an exemptive rule (Rule 2a-7 under the 1940 Act) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Fund's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Trustees has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each shareholder's interest. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of 397 days or less only, and invest only in securities determined by the Board of Trustees to be of eligible quality with minimal credit risks. (See rating requirements under "The Funds' Objectives and Investment Policies--FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the price per share of shares of the Money Market Fund as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Trustees, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Investment Adviser has been delegated the authority to determine the market values of the securities held by the Fund through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Trustees.

         The extent of any deviation between the net asset value per share of the Money Market Fund based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

         For purposes of determining the net asset value per share of each other Fund, investments will generally be valued at prices obtained from an independent pricing service or, for certain securities, the Board of Trustees has approved the daily use of a matrix pricing system developed by the Investment Adviser that the Board believes reflects the fair value of such securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost.

                              FEDERAL INCOME TAXES

         The following discussion is not intended to be a full discussion of federal income tax laws and their effect on shareholders. Investors should consult their own tax advisors as to the tax consequences of ownership of shares.

         Each of the Fund's portfolios is treated as a separate entity for federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each Fund separately, rather than to the Trust as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses are determined separately for each Fund.

         Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities); and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its net investment income and net capital gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

         Dividends of the Money Market Fund's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash.

         Dividends of each Fund's (other than the Money Market Fund which is described above) net investment income (which generally includes income other than net capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long shares of the Fund have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate shareholders (including long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including long-term capital gain distributions by a Fund) are generally taxed at a maximum rate of 15%.

         Because no portion of the income of any Fund will consist of dividends from domestic corporations, dividends paid by the Funds are not expected to be treated as "qualified dividend income," eligible for reduced rates of federal income taxation when received by non-corporate shareholders, and will not qualify for the "dividends received" deduction available to corporate shareholders.

         For federal income tax purposes at October 31, 2004, the Money Market Fund had a capital loss carryforward of $14,744, which expires in 2008. The Ultra Short Mortgage Fund had a capital loss carryforward of $69,092,890, of which $1,301,928 expires in 2006, $4,959,047 expires in 2007, $1,824,665 expires in 2008, $2,995,058 expires in 2010, $33,378,700 expires in 2011 and $24,633,492 expires in 2012. The Ultra Short Fund had a capital loss carryforward of $4,807,712, of which $1,342,312 expires in 2010, $1,849,300 expires in 2011 and
$1,616,100 expires in 2012. The Short U.S. Government Fund had a capital loss carryforward of $1,966,497, of which $642,561 expires in 2007, $1,193,651 expires in 2008 and $130,285 expires in 2011. The Intermediate Mortgage Fund had a capital loss carryforward of $8,434,704, of which $817,175 expires in 2007, $2,029,049 expires in 2008, $312,894 expires in 2010, $3,013,622 expires in 2011 and $2,261,964 expires in 2012. The U.S. Government Fund had a capital loss carryforward of $7,916,501, of which $124,825 expires in 2005, $802,809 expires in 2007, $2,276,740 expires in 2008, $181,530 expires in 2010, $1,808,782 expires in 2011 and $2,721,815 expires in 2012. All capital loss carryforwards of a Fund are available to offset future realized capital gains, if any, of such Fund.

         Gain or loss realized upon a sale or redemption of shares of each Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized by a shareholder upon the sale of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

         A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

         Investments of a Fund in securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders of such Fund.

         A Fund's transactions in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund's losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders of such Fund. These provisions may also require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of income and excise taxes.

         Each Fund generally will be subject to a 4% nondeductible excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in October, November or December and actually paid in January of the following year, which will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

         A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

         Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-U.S. persons. Effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.

         Although the Ultra Short Fund may invest in municipal bonds, it is not anticipated that any of the Funds will qualify to pay exempt-interest dividends, which are not subject to the regular federal income tax, since no Fund is expected to meet the requirement that it have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt obligations.

         Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

                               FUND TRANSACTIONS

         Purchases and sales of securities for each Fund usually are principal transactions. Securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal years ended October 31, 2004, 2003 and 2002, none of the Funds paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Investment Adviser attempts to obtain the best price and execution for portfolio transactions.

         Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser or any of its affiliates.

         Allocation of transactions, including their frequency, to various dealers is determined by the Investment Adviser in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to shareholders. Pursuant to the Investment Adviser's Best Execution Policies and Procedures, the Investment Adviser seeks to obtain "best execution" for the Funds' securities transactions. In seeking to obtain "best execution," the Investment Adviser considers the range and quality of the broker-dealer's services. On occasion the Investment Adviser on behalf of each Fund may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser adheres to the primary consideration of "best execution."

             DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

         Information about each Fund's portfolio holdings and other portfolio characteristics is provided to the Administrator, the Distributor and other service providers to enable such service providers to carry out their responsibilities to the Fund.

         In accordance with industry practice, a list of each Fund's portfolio holdings and other information about each Fund's portfolio characteristics is provided to mutual fund rating agencies and companies that collect and maintain information about mutual funds. This information is produced on a weekly, monthly and quarterly basis and made available as soon as possible.

         Information about a Fund's portfolio characteristics is disclosed on a monthly and quarterly basis to shareholders and prospective shareholders of the Fund that are regulated entities and by law or business practices are required to receive this information. The information is provided no sooner than 10 days after the month- or quarter-end.

         General performance or statistical information about a Fund may be disclosed to shareholders, prospective shareholders and intermediaries that distribute shares of the Fund as soon as practicable. Summaries of a Fund's performance and historical sector allocation may be provided to shareholders, prospective shareholders and intermediaries that distribute shares of the Fund on a quarterly basis no sooner than 30 days after the quarter-end.

         Information about a Fund's portfolio holdings and characteristics may be disclosed in other circumstances if the Chief Compliance Officer and President of the Investment Adviser and the Compliance Officer of the Distributor determine that such disclosure is appropriate.

         Each Fund also discloses information about its portfolio holdings to the extent required by law or regulation.

                     ORGANIZATION AND DESCRIPTION OF SHARES

         The Trust consists of an unlimited number of shares of beneficial interest divided into six Funds: the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, and the U.S. Government Mortgage Fund. Shares of the Money Market Fund are issued in two classes: D shares and I shares. The shares of each Fund represent interests only in the corresponding Fund. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

         The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Investment Adviser, the Distributor and BISYS with respect to each Fund, the fees and expenses of the Trust's custodian with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, filing fees for the registration or qualification of each Fund's shares under federal or state securities laws, the Fund's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to the Fund for violation of any law, each Fund's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the shareholders of each Fund and regulatory authorities, the Fund's pro rata share of compensation and expenses of the Trust's Trustees and officers who are not affiliated with the Investment Adviser, the Distributor or BISYS, and extraordinary expenses incurred by the Trust with respect to each Fund.

           COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Vedder, Price, Kaufman & Kammholz, P.C. is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectuses.

         PricewaterhouseCoopers LLP, an independent registered public accounting firm, is the Trust's independent registered public accountant. The financial statements of each Fund incorporated in this Statement of Additional Information by reference to the Trust's Annual Report to Shareholders for the year ended October 31, 2004 (see "Financial Statements" below) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP given on the authority of such firm as experts in accounting and auditing.

                              GENERAL INFORMATION

         The Trust sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

         As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940
Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

         The Prospectuses and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectuses and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The financial statements, notes and report of the Trust's independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the year ended October 31, 2004 (the "Annual Report"). The Trust will provide the Annual Report without charge to each person who requests this Statement of Additional Information.

                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES

         The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

         Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.

STANDARD & POOR'S RATING SERVICES

                        BOND RATING                                                EXPLANATION
--------------------------------------------------------     -----------------------------------------------------------------
INVESTMENT GRADE

AAA                                                          Highest rating; extremely strong capacity to meet
                                                             its financial commitments.

AA                                                           High quality; very strong capacity to meet its
                                                             financial commitments.

A                                                            Strong capacity to meet its financial commitments;
                                                             somewhat more susceptible to the adverse effects of
                                                             changing circumstances and economic conditions.

BBB                                                          Adequate capacity to meet its financial commitments;
                                                             adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to meet its
                                                             financial commitments.

                                       A-1

STANDARD & POOR'S RATING SERVICES (CONTINUED)

                        BOND RATING                                                EXPLANATION
--------------------------------------------------------     -----------------------------------------------------------------

NON-INVESTMENT GRADE

BB, B, CCC, CC, C                                            Regarded as having significant speculative characteristics;
                                                             "BB" indicates the least degree of speculation and "C"
                                                             the highest; quality and protective characteristics may
                                                             be outweighed by large uncertainties or major exposures
                                                             to adverse conditions.

D                                                            In default.

MOODY'S INVESTORS SERVICE, INC.

                        BOND RATING                                                EXPLANATION
--------------------------------------------------------     --------------------------------------------------------------

INVESTMENT GRADE

Aaa                                                          Highest quality; minimal credit risk.

Aa                                                           High quality; subject to very low credit risk.

A                                                            Upper-medium  grade  obligations;  subject to low credit
                                                             risk.

Baa                                                          Medium-grade obligations; subject to moderate credit risk; may possess certain speculative characteristics.

NON-INVESTMENT GRADE

Ba                                                           More uncertain with speculative elements; subject to
                                                             substantial credit risk.

B                                                            Considered speculative; subject to high credit risk.

Caa                                                          Poor standing; subject to very high credit risk.

Ca                                                           Highly speculative; likely in, or very near, default
                                                             with some prospect of recovery of principal and interest.

C                                                            Lowest-rated; typically in default with little prospect for recovery of principal or interest.

                                      A-2